August 4, 2016 CUMULUS MEDIA INC. 2016 Second Quarter Earnings Call Presentation

Safe Harbor Statement Cautionary Note Regarding Forward-Looking Statements Certain statements in this presentation may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Such statements are statements other than historical fact and relate to our intent, belief or current expectations, primarily with respect to certain historical and our future operating, financial and strategic performance. Any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual results may differ from those contained in or implied by the forward-looking statements as a result of various factors including, but not limited to, risks and uncertainties relating to the need for additional funds to service our debt and to execute our business strategy; our ability to access borrowings under our revolving credit facility; our ability from time to time to renew one or more of our broadcast licenses; changes in interest rates; changes in the fair value of our investments; the timing of, and our ability to complete, any acquisitions or dispositions pending from time to time; costs and synergies resulting from the integration of any completed acquisitions; our ability to effectively manage costs; our ability to effectively drive and manage growth; the popularity of radio as a broadcasting and advertising medium; changing consumer tastes; the impact of general economic conditions in the United States or in specific markets in which we currently do business; industry conditions, including existing competition and future competitive technologies and cancellation, disruptions or postponements of advertising schedules in response to national or world events; our ability to generate revenues from new sources, including local commerce and technology-based initiatives; the impact of regulatory rules or proceedings that may affect our business or any acquisitions; our ability to meet the listing standards for our Class A common stock to be listed for trading on the NASDAQ stock market; the write- off of a material portion of the fair value of our FCC broadcast licenses and goodwill from time to time; or other risk factors described from time to time in our filings with the Securities and Exchange Commission, including our Form 10-K for the year ended December 31, 2015 (the “2015 Form 10-K”) and any subsequent filings. Many of these risks and uncertainties are beyond our control, and the unexpected occurrence or failure to occur of any such events or matters could significantly alter the actual results of our operations or financial condition. Cumulus Media Inc. assumes no responsibility to update any forward-looking statement as a result of new information, future events or otherwise. 2

CUMULUS MEDIA INC. 2016 Second Quarter Earnings Call Presentation 3

Q2 2016 Financial Highlights Radio Station Group Q2 2016 Segment Commentary • Revenue growth in national spot, political and digital offset by slight decline in local spot • Expense increase of $12.2 million driven by new sports rights, high- impact programming investments and an out-of-period adjustment resulting from a recalculation of 2015 music license fees Westwood One Q2 2016 Segment Commentary • Revenue decline driven predominantly by weak marketplace demand as well as the shutdown of the print version of NASH Country Weekly • Expense decrease of $6.7 million driven by lower variable cost of sales $299.3 $287.2 $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 2Q15 2Q16 N et R ev en ue ( $m m ) $12.3 $1.1 $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 2Q15 2Q16 N et In co m e ($ m m ) $80.8 $63.2 $- $20.0 $40.0 $60.0 $80.0 $100.0 2Q15 2Q16 A dj us te d E B IT D A ($ mm ) Cumulus Q2 2016 Financial Performance 4

Our continued underperformance highlights the challenges that we are addressing, which are significant but fixable with time. 5

Enhance Operational Blocking & Tackling 1 Institute Culture Initiatives 2 Drive Ratings Growth 3 Address Balance Sheet 4 Four Key Turnaround Initiatives: 6

Enhance Operational Blocking & Tackling 7

Enhance Operational Blocking & Tackling Alignment of Authority & Accountability Compensation Alignment for Senior Leadership Deliberate Shift from Command & Control to Greater Local Autonomy with Corporate Support 8

Enhance Operational Blocking & Tackling Action. Momentum. Performance. 9

Institute Culture Initiatives 10

Institute Culture Initiatives WE ARE FOCUSED. We will make every decision, including where we direct our own work efforts, through the lens of HABU (Is this the HIGHEST AND BEST USE of our resources — our people, our time, our energies and our money?) and will ensure that we have a thoughtful plan to execute each decision and activity. WE ARE RESPONSIBLE. We will operate as a transparent and performance-based company, with all of us taking responsibility for our efforts and outcomes, celebrating our successes and their shepherds, and owning up to — and learning from — our failures. WE ARE COLLABORATIVE. We will work across departments and disciplines to proactively support each other’s efforts and endeavors. Silos will be replaced by community; secrets and unresponsiveness supplanted by constructive communication and responsiveness to each other’s needs. We will work as a team with shared goals and successes. WE ARE EMPOWERED. We will be empowered as individuals, valued for, and supported in the unique contributions we each can make. Without exception, we will contribute our talents and time to meeting challenges, fixing problems and rising to the opportunities before us. We will become more empowered individually, and therefore more powerful as a whole. 11

Institute Culture Initiatives Momentum Continues to Grow… “Excited for the future” 86% “Proud to work at Cumulus” 92% “Changing for the better” 94% Comparison shown from January 2016 culture survey to May 2016 culture survey of employees 84% 87% 89% 12

34% 34% 25% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% Total Turnover A nn ua liz ed T ur no ve r 2015 Full Year 2015 July YTD 2016 July YTD Institute Culture Initiatives Year-to-Date Turnover Metrics (Through July 2016) 30% 29% 20% Full-Time Turnover A nn ua liz ed T ur no ve r 36% 40% 24% Voluntary Sales Turnover A nn ua liz ed T ur no ve r 13

Drive Ratings Growth 14

Drive Ratings Growth Reorienting of Corporate Resources to Support and Analytical Functions Financial Reallocation Toward High-Impact Opportunities Return of Authority to Local Markets 15

Jan-12, 100 Mar-15, 73 Apr-16, 88 May-16, 91 Jun-16, 92 70 75 80 85 90 95 100 105 Drive Ratings Growth PPM Market Ratings (Indexed to January 2012) Sources: Nielsen, BIA; Calculated as a trailing three month average of Nielsen’s P25-54, M-F, 6a-7p AQH ratings for Cumulus stations, weighted by market size, averaged across markets and indexed to January 2012 PPM markets represented ~53% of Radio Station Group Net Revenue in 2015 16

Sp15, 78 Sp16, 79 Fa11, 100 Fa14, 87 Fa15, 82 70 75 80 85 90 95 100 105 4-Book Markets 2-Book Markets Drive Ratings Growth Diary Market Ratings (Indexed to Fall 2011 Book) Sources: Nielsen, BIA; Calculated as Nielsen’s P25-54, M-F, 6a-7p AQH ratings for Cumulus stations, weighted by BIA market size, averaged across markets and indexed to the Fall 2011 ratings book Diary markets represented ~46% of Radio Station Group Net Revenue in 2015 17

Address Balance Sheet 18

Address Balance Sheet • Reviewing all available balance sheet options to maximize value • Continuing dialogue with key stakeholders to explore strategies intended to reduce debt and secure runway 19

• Overall pacing down low single digits ― Radio Station Group pacing approximately flat ― Westwood One pacing down mid-single digits • Limited political on the books but expected to ramp in the coming weeks with the bulk occurring in September Q3 2016 Pacing 20

Enhance Operational Blocking & Tackling 1 Institute Culture Initiatives 2 Drive Ratings Growth 3 Address Balance Sheet 4 We are in the early innings of a multi-year turnaround and will continue to focus on the activities that we believe will provide a foundation for growth. 21

CUMULUS MEDIA INC. 2016 Second Quarter Financial Results 22

Results for the Second Quarter 2016: Net Revenue (Dollars in thousands) 23 Three Months Ended June 30, 2016 Radio Station Group Westwood One Corporate and Other Consolidated Net revenue $ 209,964 $ 76,530 $ 699 $ 287,193 % of total revenue 73.1% 26.7% 0.2% 100.0% $ change from three months ended June 30, 2015 $ 466 $ (12,237) $ (370) $ (12,141) % change from three months ended June 30, 2015 0.2% (13.8)% (34.6)% (4.1)% Three Months Ended June 30, 2015 Radio Station Group Westwood One Corporate and Other Consolidated Net revenue $ 209,498 $ 88,767 $ 1,069 $ 299,334 % of total revenue 70.0% 29.6% 0.4% 100.0%

Results for the Second Quarter 2016: Adjusted EBITDA (Dollars in thousands) 24 Three Months Ended June 30, 2016 Radio Station Group Westwood One Corporate and Other Consolidated Adjusted EBITDA $ 59,321 $ 12,928 $ (9,069) $ 63,180 $ change from three months ended June 30, 2015 $ (11,712) $ (5,584) $ (339) $ (17,635) % change from three months ended June 30, 2015 (16.5)% (30.2)% (3.9)% (21.8)% Three Months Ended June 30, 2015 Radio Station Group Westwood One Corporate and Other Consolidated Adjusted EBITDA $ 71,033 $ 18,512 $ (8,730) $ 80,815

Results for the Second Quarter 2016: Unaudited Condensed Consolidated Statement of Operations (Dollars in thousands) Three Months Ended June 30, Six Months Ended June 30, 2016 2015 2016 2015 Net revenue $ 287,193 $ 299,334 $ 555,723 $ 570,413 Operating expenses: Content costs 97,133 91,019 197,178 191,826 Selling, general & administrative expenses 117,860 118,548 235,087 234,855 Depreciation and amortization 22,969 25,724 46,066 51,035 LMA fees 2,482 2,572 7,870 5,070 Corporate expenses 9,203 9,219 18,713 18,823 Stock-based compensation expense 790 3,880 1,668 7,743 Acquisition-related and restructuring costs 1,421 (603) 3,687 (603) (Gain) loss on sale of assets or stations (3,146) (84) (3,141) 735 Impairment of intangible assets and goodwill 1,816 — 1,816 — Impairment charges - equity interest in Pulser Media Inc. — 1,056 — 1,056 Total operating expenses 250,528 251,331 508,944 510,540 Operating income 36,665 48,003 46,779 59,873 Non-operating (expense) income: Interest expense (34,486) (35,412) (68,967) (70,396) Interest income 140 27 225 385 Other (expense) income, net (4) 12,373 716 12,757 Total non-operating expense, net (34,350) (23,012) (68,026) (57,254) Income (loss) before income taxes 2,315 24,991 (21,247) 2,619 Income tax (expense) benefit (1,249) (12,692) 7,884 (2,335) Net income (loss) $ 1,066 $ 12,299 $ (13,363) $ 284 25

Results for the Second Quarter 2016: Capital Expenditures (Dollars in thousands) Three Months Ended June 30, 2016 2015 % Change Capital expenditures $ 7,301 $ 4,765 53.2 % Six Months Ended June 30, 2016 2015 % Change Capital expenditures $ 11,462 $ 14,860 (22.9)% 26

Selected Balance Sheet Data: Capital Structure (Dollars in thousands) June 30, 2016 December 31, 2015 % Change Cash and cash equivalents $ 49,798 $ 31,657 57.3 % Term loans 1,838,940 $ 1,838,940 — % 7.75% Senior Notes 610,000 610,000 — % Total debt $ 2,448,940 $ 2,448,940 — % 27

Update on Land Sales • Under contract with a purchase price on a sliding scale — estimated to be $75 mm • No revisions to latest timetable — Likely close in 2017 Washington, D.C. (WMAL-AM) Los Angeles (KABC-AM) • Under contract for $125 mm • Approved by City Council on May 25th 28

APPENDIX: Financial Summary & Reconciliation to Non-GAAP Term 29

Non-GAAP Financial Measure Definition of Adjusted EBITDA Adjusted EBITDA is the financial metric utilized by management to analyze the cash flow generated by our business. This measure isolates the amount of income generated by our core operations before the incurrence of corporate expenses. Management also uses this measure to determine the contribution of our core operations to the funding of our corporate resources utilized to manage our operations and our non-operating expenses including debt service. In addition, Adjusted EBITDA is a key metric for purposes of calculating and determining our compliance with certain covenants contained in our credit facility. We define Adjusted EBITDA as net income (loss) before any non-operating expenses, including depreciation and amortization, stock-based compensation expense, gain or loss on sale of assets or stations (if any), gain or loss on derivative instruments (if any), impairment of assets (if any), acquisition-related and restructuring costs (if any) and franchise and state taxes. In deriving this measure, management excludes depreciation, amortization, and stock-based compensation expense, as these do not represent cash payments for activities directly related to our core operations. Management excludes any gain or loss on the exchange or sale of any assets or stations and any gain or loss on derivative instruments as they do not represent cash transactions nor are they associated with core operations. Expenses relating to acquisitions and restructuring costs are also excluded from the calculation of Adjusted EBITDA as they are not directly related to our core operations. Management excludes any non-cash costs associated with impairment of assets as they do not require a cash outlay. Management believes that Adjusted EBITDA, although not a measure that is calculated in accordance with GAAP, nevertheless is commonly employed by the investment community as a measure for determining the market value of media companies. Management has also observed that Adjusted EBITDA is routinely employed to evaluate and negotiate the potential purchase price for media companies and is a key metric for purposes of calculating and determining compliance with certain covenants in our credit facility. Given the relevance to our overall value, management believes that investors consider the metric to be extremely useful. Adjusted EBITDA should not be considered in isolation or as a substitute for net income, operating income, cash flows from operating activities or any other measure for determining the Company’s operating performance or liquidity that is calculated in accordance with GAAP. In addition, Adjusted EBITDA may be defined or calculated differently by other companies and comparability may be limited. 30

Q2 2016 Adjusted EBITDA Reconciliation (Dollars in thousands) The table shown reconciles net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted EBITDA for the three months ended June 30, 2016 31 Three Months Ended June 30, 2016 Radio Station Group Westwood One Corporate and Other Consolidated Net income (loss) $ 46,405 $ 887 $ (46,226) $ 1,066 Income tax expense — — 1,249 1,249 Non-operating expense, including net interest expense 17 63 34,270 34,350 LMA fees 2,482 — — 2,482 Depreciation and amortization 13,538 8,894 537 22,969 Stock-based compensation expense — — 790 790 Gain on sale of assets or stations (3,121) — (25) (3,146) Impairment of intangible assets — 1,816 — 1,816 Acquisition-related and restructuring costs — 1,268 153 1,421 Franchise and state taxes — — 183 183 Adjusted EBITDA $ 59,321 $ 12,928 $ (9,069) $ 63,180

Q2 2015 Adjusted EBITDA Reconciliation (Dollars in thousands) The table shown reconciles net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted EBITDA for the three months ended June 30, 2015 32 Three Months Ended June 30, 2015 Radio Station Group Westwood One Corporate and Other Consolidated Net income (loss) $ 52,567 $ 7,568 $ (47,836) $ 12,299 Income tax (benefit) expense (35) — 12,729 12,694 Non-operating (income) expense, including net interest expense (1) 320 22,692 23,011 LMA fees 2,572 — 2,572 Depreciation and amortization 16,014 9,158 551 25,723 Stock-based compensation expense — — 3,880 3,880 Gain on sale of assets or stations (84) — — (84) Impairment charges - equity interest in Pulser Media Inc — 1,056 — 1,056 Acquisition-related and restructuring costs — 410 (1,013) (603) Franchise and state taxes — — 267 267 Adjusted EBITDA $ 71,033 $ 18,512 $ (8,730) $ 80,815

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